Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION, 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2002 (the Report) by Farmland Industries, Inc. (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certified pursuant to 18 U.S.C., ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13 (a) or Section 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 14, 2003

/s/ ROBERT B. TERRY
Robert B. Terry,
Chief Executive Officer